                                   ----------

                              LETTER OF TRANSMITTAL

                                   Exchange of
                         Shares of Class B Common Stock

                                       of

                      Pegasus Media & Communications, Inc.

                                       for
                         Shares of Class A Common Stock

                                       of

                       Pegasus Communications Corporation


                           Pursuant to the Prospectus
                           dated ____________ __, 1996

                                       by

                       Pegasus Communications Corporation

================================================================================
PEGASUS COMMUNICATIONS CORPORATION WILL ACCEPT ALL SHARES OF CLASS B
COMMON STOCK (AS HEREINAFTER DEFINED) TENDERED PRIOR TO 5:00 P.M., NEW YORK
CITY TIME, ON ____________, 1996, UNLESS EXTENDED (BUT NOT BEYOND __________ __,
1997) (THE "EXPIRATION DATE").
================================================================================

                             The Exchange Agent is:
                   First Union National Bank of North Carolina


              By Registered, Certified, Overnight or Hand Delivery:

                   First Union National Bank of North Carolina
                        Attention: Corporate Actions Unit
                             230 South Tryon Street
                                   11th Floor
                      Charlotte, North Carolina 28288-1153

                                   Telephone:

                                 1-800-829-8432

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                  The undersigned acknowledges receipt of the Prospectus dated ____________ __, 1996 (the "Prospectus"), of Pegasus Communications Corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Registered Exchange Offer") to exchange 22.564 shares of its Class A Common Stock (the "Class A Common Stock") for each share of Class B Common Stock of Pegasus Media & Communications, Inc. (the "PM&C Class B Shares"). Recipients of the Prospectus should read the requirements described in the Prospectus with respect to eligibility to participate in the Registered Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

                  The undersigned hereby tenders the PM&C Class B Shares described in the box entitled "Description of PM&C Class B Shares" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the PM&C Class B Shares and the undersigned represents that it has received from each beneficial owner of the PM&C Class B Shares ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

                  This Letter of Transmittal is to be used by a holder of the PM&C Class B Shares only (i) if certificates representing the PM&C Class B Shares are to be forwarded herewith or (ii) if delivery of the PM&C Class B Shares is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("Depositary"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Registered Exchange Offer -- Procedures for Tendering." If delivery of the PM&C Class B Shares is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, this Letter of Transmittal need not be manually executed; provided, however, that tenders of the PM&C Class B Shares must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Registered Exchange Offer -- Procedure for Tendering."

                  The undersigned hereby represents and warrants that the information set forth in the box entitled "Beneficial Owner(s)" is true and correct.

                  Any beneficial owner whose PM&C Class B Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of PM&C Class B Shares promptly and instruct such registered holder of PM&C Class B Shares to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its PM&C Class B Shares, either make appropriate arrangements to register ownership of the PM&C Class B Shares in such beneficial owner's name or obtain a properly completed stock power from the registered holder of PM&C Class B Shares. The transfer of record ownership may take considerable time.

                  In order to properly complete this Letter of Transmittal, a holder of PM&C Class B Shares must (i) complete the box entitled "Description of PM&C Class B Shares," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, and (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here."

Each holder of PM&C Class B Shares should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

                  Holders of PM&C Class B Shares who desire to tender their PM&C Class B Shares for exchange and (i) whose PM&C Class B Shares are not immediately available, (ii) who cannot deliver their PM&C Class B Shares and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the PM&C Class B Shares pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Registered Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

Holders of PM&C Class B Shares who wish to tender their PM&C Class B Shares for exchange must, at a minimum, complete columns (1) through (3) in the box below entitled "Description of PM&C Class B Shares" and sign the box on page 7 entitled "Sign Here." If only those columns are completed, such holder of PM&C Class B Shares will have tendered for exchange all PM&C Class B Shares held by such holder.

=======================================================================================================================
                                         DESCRIPTION OF PM&C CLASS B SHARES
=======================================================================================================================
                             (1)                                           (2)                         (3)

                                                                          PM&C
                                                                      Class B Share
                                                                       Certificate
            Name(s) and Address(es) of Registered                      Number(s)1
    Holder(s) of PM&C Class B Shares, exactly as name(s)                 (Attach                    Aggregate
       appear(s) on PM&C Class B Share Certificate(s)                  signed List                  Number of
                 (Please fill in, if blank)                           if necessary)                  Shares

-----------------------------------------------------------------------------------------------------------------------

                                                              ---------------------------------------------------------

                                                              ---------------------------------------------------------

                                                              ---------------------------------------------------------

                                                              ---------------------------------------------------------

                                                              ---------------------------------------------------------

                                                              ---------------------------------------------------------

                                                              ---------------------------------------------------------

                                                              ---------------------------------------------------------

=======================================================================================================================


1 Column (2) need not be completed by holders of PM&C Class B Shares tendering PM&C Class B Shares for exchange by book-entry transfer. Please check the appropriate box below and provide the requested information.


|_|      CHECK HERE IF TENDERED PM&C CLASS B SHARES ARE ENCLOSED HEREWITH.

|_| CHECK HERE IF TENDERED PM&C CLASS B SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

         Name of Tendering Institution___________________________________
         Account Number__________________________________________________
         Transaction Code Number_________________________________________

|_| CHECK HERE IF TENDERED PM&C CLASS B SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

         Name of Registered Holder of PM&C Class B Share(s)______________ Date of Execution of Notice of Guaranteed Delivery______________ Window Ticket Number (if available)_____________________________
         Name of Institution which Guaranteed Delivery___________________ Account Number (if delivered by book-entry transfer)____________


=========================================================       ==========================================================
         SPECIAL ISSUANCE INSTRUCTIONS                                     SPECIAL DELIVERY INSTRUCTIONS
       (See Instructions 1, 6, 7 and 8)                                  (See Instructions 1, 6, 7 and 8)

     To be completed ONLY if the Class A                              To be completed ONLY if the Class A
Common Stock issued in exchange for PM&C                          Common Stock issued in exchange for PM&C
Class B Shares is to be issued in the name of                     Class B Shares is to be mailed or delivered to
someone other than the undersigned.                               someone other than the undersigned, or to the
                                                                  undersigned at an address other than the address
Issue to:                                                         shown below the undersigned's signature.

Name___________________________________
                (Please Print)
                                                                  Mail or delivered to:
Address________________________________
_______________________________________                           Name__________________________________________
_______________________________________                                           (Please Print)
              (Include Zip Code)
                                                                  Address________________________________________
________________________________________                          _______________________________________________
(Tax Identification or Social Security No.)                       _______________________________________________
                                                                                (Include Zip Code)

                                                                  _______________________________________________
                                                                  (Tax Identification or Social Security No.)

=========================================================       ==========================================================

========================================================================================================================
                                                  BENEFICIAL OWNER(S)
------------------------------------------------------------------------------------------------------------------------
           State of Principal Residence of Each                       Principal Amount of PM&C Class B Shares
          Beneficial Owner of PM&C Class B Shares                     Held for Account of Beneficial Owner(s)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

========================================================================================================================

                  If delivery of PM&C Class B Shares is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depositary, then tenders of PM&C Class B Shares must be effected in accordance with the procedures mandated by the Depositary's Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption "The Registered Exchange Offer -- Book-Entry Transfer."

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

                  Pursuant to the offer by Pegasus Communications Corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated ____________, 1996 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Registered Exchange Offer") to exchange for each share of PM&C Class B Shares, 22.564 shares of Class A Common Stock. The undersigned hereby tenders to First Union National Bank for exchange the PM&C Class B Shares indicated above.

                  By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the PM&C Class B Shares tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the PM&C Class B Shares tendered for exchange hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of PM&C Class B Shares with respect to such PM&C Class B Shares, with full power of substitution to (i) deliver certificates representing such PM&C Class B Shares, or transfer ownership of such PM&C Class B Shares on the account books maintained by the Depositary (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such PM&C Class B Shares for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such PM&C Class B Shares, all in accordance with the terms of the Registered Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

                  The undersigned hereby represents and warrants that (i) the undersigned is the owner of the PM&C Class B Shares tendered herewith; (ii) has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act as amended ("Rule 14e-4") equal to or greater than the aggregate number of PM&C Class B Shares tendered hereby; (iii) the tender of such PM&C Class B Shares complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange); (iv) the undersigned has full power and authority to tender, exchange, assign and transfer the PM&C Class B Shares and (v) when such PM&C Class B Shares are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the PM&C Class B Shares tendered for exchange hereby.

                  For purposes of the Registered Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered PM&C Class B Shares, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of PM&C Class B Shares for exchange may not be withdrawn. See "The Registered Exchange Offer -- Withdrawal of Tenders" in the Prospectus. Any PM&C Class B Shares tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

                  The undersigned acknowledges that the Company's acceptance of PM&C Class B Shares validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Registered Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Registered Exchange Offer. The undersigned also agrees not to sell, otherwise dispose of or pledge any shares of Class A Common Stock received pursuant to the Registered Exchange Offer until April 3, 1997 without the consent of Lehman Brothers Inc. and that the Company may impose stop transfer orders on the Class A Common Stock to be received by the undersigned pursuant to the Registered Exchange Offer to enforce the lock-up.

                  In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Class A Common Stock issued in exchange for the PM&C

Class B Shares accepted for exchange in the name(s) of the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any PM&C Class B Shares from the name of the holder thereof if the Company does not accept for exchange any of the PM&C Class B Shares so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such PM&C Class B Shares.

                  In order to validly tender PM&C Class B Shares for exchange, holders of PM&C Class B Shares must complete, execute, and deliver this Letter of Transmittal.

                  Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of PM&C Class B Shares is irrevocable.

===============================================================================
                                                     SIGN HERE

X______________________________________________________________________________
X______________________________________________________________________________
                           (Signature(s) of Owner(s))
Date: _______________, 1996

     Must be signed by the registered holder(s) of PM&C Class B Shares exactly as name(s) appear(s) on certificate(s) representing the PM&C Class B Shares or on a security position listing or by person(s) authorized to become registered holder(s) of the PM&C Class B Shares by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6).

Name(s)________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
                                 (Please Print)

Capacity (full title)__________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No. (     )____________________________________________
Tax Identification or Social Security Nos._____________________________________

                            GUARANTEE OF SIGNATURE(S)
         (Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature___________________________________________________________
Dated__________________________________________________________________________

Name and Title_________________________________________________________________
                                 (Please Print)

Name of Firm___________________________________________________________________
===============================================================================

                                  INSTRUCTIONS

    Forming Part of the Terms and Conditions of the Registered Exchange Offer

         1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office or correspondence in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

         a.  The Securities Transfer Agents Medallion Program (STAMP)
         b.  The New York Stock Exchange Medallion Signature Program (MSP)
         c.  The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the PM&C Class B Shares tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such PM&C Class B Shares are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

         2. Delivery of this Letter of Transmittal and PM&C Class B Shares; Guaranteed Delivery Procedure. This Letter of Transmittal is to be completed by holders of PM&C Class B Shares (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Registered Exchange Offer." Certificates for all physically tendered PM&C Class B Shares or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of PM&C Class B Shares who elect to tender PM&C Class B Shares and (i) whose PM&C Class B Shares are not immediately available, (ii) who cannot deliver the PM&C Class B Shares or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time on the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if (a) such tender is made by or through an Eligible Institution; and (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile hereof) and Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such PM&C Class B Shares, the certificate numbers(s) of such PM&C Class B Shares and the aggregate number of PM&C Class B Shares tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the certificates representing such PM&C Class B Shares (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal or a properly transmitted Agent's Message (as defined in the prospectus relating to the Registered Exchange Offer), will be deposited by such Eligible Institution with the Exchange Agent; and (c) certificates for all tendered PM&C Class B Shares, or a Book-Entry Confirmation, together with a copy of the previously executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

                  THE METHOD OF DELIVERY OF PM&C CLASS B SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF PM&C CLASS B SHARES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR

CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY PM&C CLASS B SHARES SHOULD BE SENT TO THE COMPANY.

                  No alternative, conditional or contingent tenders will be accepted. All tendering holders of PM&C Class B Shares, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their PM&C Class B Shares for exchange.

         3. Inadequate Space. If the space provided in the box entitled "Description of PM&C Class B Shares" above is inadequate, the certificate numbers and principal amounts of the PM&C Class B Shares being tendered should be listed on a separate signed schedule affixed hereto.

         4. Withdrawals. A tender of PM&C Class B Shares may not be withdrawn once made.

         5. Partial Tenders. Partial tenders of PM&C Class B Shares will not be accepted. The Registered Exchange Offer may be accepted only as to all PM&C Class B Shares beneficially owned by a holder.

         6. Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

         (a) The signature(s) of the holder of PM&C Class B Shares on this Letter of Transmittal must correspond with the name(s) as written on the face of the PM&C Class B Shares without alternation, enlargement or any change whatsoever.

         (b) If tendered PM&C Class B Shares are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         (c) If any tendered PM&C Class B Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

         (d) When this Letter of Transmittal is signed by the holder of the PM&C Class B Shares listed and transmitted hereby, no endorsements of PM&C Class B Shares or separate powers of attorney are required. If, however, PM&C Class B Shares not accepted are to be returned in the name of a person other than the holder of PM&C Class B Shares, then the PM&C Class B Shares transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of PM&C Class B Shares appear(s) on the PM&C Class B Shares. Signatures on such PM&C Class B Shares or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         (e) If this Letter of Transmittal or PM&C Class B Shares or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

         (f) If this Letter of Transmittal is signed by a person other than the registered holder of PM&C Class B Shares listed, the PM&C Class B Shares must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of PM&C Class B Shares appear(s) on the certificates. Signatures on such PM&C Class B Shares or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         7. Transfer Taxes. Holders tendering pursuant to the Registered Exchange Offer will not be obligated to pay brokerage commissions or fees to pay transfer taxes with respect to their exchange under the

Registered Exchange Offer unless the box entitled "Special Issuance Instructions" in this Letter of Transmittal has been completed, or unless the securities to be received upon exchange are to be issued to any person other than the holder of the PM&C Class B Shares tendered for exchange. The Company will pay all other charges or expenses in connection with the Registered Exchange Offer. If holders tender PM&C Class B Shares for exchange and the Registered Exchange Offer is not consummated, certificates representing the PM&C Class B Shares will be returned to the holders at the Company's expense.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) specified in this Letter of Transmittal.

         8. Special Issuance and Delivery Instructions. If the Class A Common Stock is to be issued to someone other than the holder of PM&C Class B Shares or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

         9. Irregularities. All questions as to the form of documents and the validity, eligibility (including time or receipt) and acceptance of PM&C Class B Shares will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders for exchange of any particular PM&C Class B Shares that are not in proper form, or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular PM&C Class B Shares. The Company's interpretation of the term of, and conditions to, the Registered Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with the Registered Exchange Offer must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in PM&C Class B Shares tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of PM&C Class B Shares will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any PM&C Class B Shares received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         10. Waiver of Conditions. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Registered Exchange Offer -- Conditions of the Registered Exchange Offer" in the Prospectus in the case of any PM&C Class B Shares tendered (except as otherwise provided in the Prospectus).

         11. Mutilated, Lost, Stolen or Destroyed PM&C Class B Shares. If a holder of PM&C Class B Shares desires to tender PM&C Class B Shares pursuant to the Registered Exchange Offer, but any of such PM&C Class B Shares has been mutilated, lost, stolen or destroyed, such holder of PM&C Class B Shares should write to or telephone the Exchange Agent at the address listed below, concerning the procedures for obtaining replacement certificates for such PM&C Class B Shares, arranging for indemnification or any other matter that requires handling by the Exchange Agent:

                   First Union National Bank of North Carolina
                        Attention: Corporate Actions Unit
                             230 South Tryon Street
                                   11th Floor
                      Charlotte, North Carolina 28288-1153
                                 1-800-829-8432

         12. Requests for Information or Additional Copies. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

         IMPORTANT: This Letter of Transmittal (or a facsimile thereof, if applicable) together with certificates, or confirmation of book-entry or the Notice of Guaranteed Delivery, and all other required documents must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

                        INSTRUCTION TO REGISTERED HOLDER
                              FROM BENEFICIAL OWNER
                                       OF
                      PEGASUS MEDIA & COMMUNICATIONS, INC.

                              Class B Common Stock

         The undersigned hereby acknowledges receipt of the Prospectus dated ____________, 1996 (the "Prospectus") of Pegasus Communications Corporation, a Delaware corporation (the "Company") and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Registered Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         This will instruct you, the registered holder, as to the action to be taken by you relating to the Registered Exchange Offer with respect to the shares of Class B Common Stock of Pegasus Media & Communications, Inc. (the "PM&C Class B Shares") held by you for the account of the undersigned.

         The aggregate number of the PM&C Class B Shares held by you for the account of the undersigned is (fill in amount):

         __________ of the PM&C Class B Shares.

         With respect to the Registered Exchange Offer, the undersigned hereby instructs you (check appropriate box):

         o To TENDER the PM&C Class B Shares held by you for the account of the undersigned.

         o NOT to TENDER any PM&C Class B Shares held by you for the account of the undersigned.

         If the undersigned instructs you to tender the PM&C Class B Shares held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the PM&C Class B Shares, including but not limited to the representation that the undersigned's principal residence is in the state of (fill in state) ____________________.

         The undersigned also agrees not to sell, otherwise dispose of or pledge any shares of Class A Common Stock received pursuant to the Registered Exchange Offer until April 3, 1997 without the consent of Lehman Brothers Inc. and that the Company may impose stop transfer orders on the Class A Common Stock to be received by the undersigned pursuant to the Registered Exchange Offering to enforce the lock-up.

                                    SIGN HERE

Name of Beneficial Owner(s):___________________________________________________
Signature(s):__________________________________________________________________
Name(s) (please print):________________________________________________________
Address:_______________________________________________________________________
Telephone Number:______________________________________________________________
Taxpayer Identification or Social Security Number:_____________________________ Date:__________________________________________________________________________

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